UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 3, 2003


                             Klever Marketing, Inc.
             (Exact name of registrant as specified in its charter)



      Delaware                        000-18730                   363688583
-------------------------------    ----------------             -------------
(State or other jurisdiction of    (Commission File            (IRS Employer
     incorporation) Number)                                  Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure

Without the authorization of Klever Marketing, Inc., ("Klever"), the Stock Alert Notification Report was faxed to a select group of recipients during the first part of November 2003. This fax stated that Klever had been "invited to participate in the `store of the future', a consortium of MICROSOFT, INTEL and CISCO SYSTEMS." It also stated that the "NRF convention is scheduled for Jan 2004 showcasing the Fujitsu / Klever solution." As soon as Klever learned of the above inclusion of information, it caused a halt to all further faxing of such information.

Klever currently intends to attend the NRF convention (a retail conference held in New York City in January, 2004) referenced in the above and to share a booth at such conference with Fujitsu, but currently has no arrangement of any kind to participate in the referenced `store of the future'.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Klever Marketing, Inc.


Date: December 3, 2003                      By: /s/ Richard J. Trout
                                               ---------------------
                                            Richard J. Trout, President